THE PROVIDENCE SERVICE CORPORATION

INVESTOR PRESENTATION

November 2020

NASDAQ: PRSC





THE NATION'S PREEMINENT PROVIDER OF SOCIAL DETERMINANTS OF HEALTH SOLUTIONS

FORWARD LOOKING STATEMENTS

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals' actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers' compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions. The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, as well as Adjusted Net Income and Adjusted EPS, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net (income) loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs, and (5) COVID-19 related costs. Adjusted Net Income is defined as income from continuing operations, net of taxes, before certain items, including (1) restructuring and related charges, (2) equity in net (income) loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) intangible asset amortization, (5) certain transaction and related costs, (6) COVID-19 related costs, (7) tax impacts from the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") and (8) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) adjusted net income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net gain or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

WHO IS THE PROVIDENCE SERVICE CORPORATION?

- We provide critical **social determinants of health ("SDoH")** solutions, serving healthcare's most vulnerable populations.
- We are the **largest non-emergency medical transportation ("NEMT") provider** in the United States through our fully-owned subsidiary, **LogistiCare®**.
- We will become a leader in **non-medical home care services** through the acquisition of **Simplura**.
- We hold a minority equity investment in **Matrix Medical Network™**.

Headquarters	**Atlanta / Denver**
Year Formed	**1996**
Employees[2]	**~17,800**
Exchange/Ticker	**NASDAQ/PRSC**
Recent Price (11/12/20)	**$130.18**
Shares Out. (11/3/20)	**~14.2 mm**
Market Cap. (11/12/20)	**~$1.85 bn**
Total Cash[2] (9/30/20)	**~$199 mm**
Total Debt[2] (9/30/20)	**~$607 mm**
Enterprise Value[2] (11/12/20)	**~$2.26 bn**

75 mm Trips per Year[1]

5,800+ Transportation Providers[1]

29 mm Lives Managed[1]

~14,000 Personal Caregivers[2]

>20 mm Hours of Care Per Year[2]

[1] *Pro forma for the National MedTrans acquisition.*
[2] *Pro forma for the Simplura Health Group acquisition.*

VISION: ONE-STOP SHOP FOR SDOH SOLUTIONS


Simplura
HEALTH GROUP
LogistiCare
LogistiCare
Personal Care
Behavioral / Social
Nutrition
Medication Management
Transportation
Remote Monitoring
Clinical Interventions
Home Nursing
Hospice
House Calls
Dialysis / Infusion
Equipment / Supplies
Telemedicine

- PRSC is one of the largest players in SDOH today with unique technology, risk and data capabilities
- Combined organization will have platforms across multiple high value segments:
  - Transportation
  - Personal Care
  - Nutrition / food
- Clear path to better coordinate and integrate service lines and drive efficiencies via technology
- Goal to shift over time to bundled, value-based contracting, similar to non-emergency medical transportation ("NEMT")

PRSC has a unique opportunity to organize, standardize and integrate day-to-day supportive services, addressing gaps in current value-based care models and enabling longitudinal care management.

INVESTMENT HIGHLIGHTS

- Strong Competitive Advantages Developed over 20+ Years
- New Leadership with a Track Record of Operational Excellence
- Launched Six-Pillar Strategy to Drive Transformational Growth
- Clear Market Leader in Expanding NEMT Industry with Adjacent Opportunities
- Long-Tailed Growth Opportunity in Non-Medical Home Care
- Attractive Financial Profile Driven by Asset-Light Business Model
- Potential to Unlock Value from Matrix Equity Investment

NEW LEADERSHIP WITH A TRACK RECORD OF OPERATIONAL EXCELLENCE



DANIEL E. GREENLEAF
PRESIDENT & CEO

bioscrip · CORAM · HomeSolutions · APRIA

December 2019



KEVIN DOTTS
CHIEF FINANCIAL OFFICER

fusion connect · INAP · Culligan · EarthLink · GE

August 2018



KENNETH WILSON
CHIEF OPERATING OFFICER

Hanger · sodexo · CardinalHealth · Baxter

May 2020



KATHRYN STALMACK
SVP, GENERAL COUNSEL

bioscrip · POLSINELLI

August 2019



WALT MEFFERT
CHIEF INFORMATION OFFICER

Hanger · CORAM · VersantHealth · APRIA

January 2020



JOHN MCMAHON
CHIEF ACCOUNTING OFFICER

option care health · bioscrip · HESKA · Advanced Energy

August 2020



LAUREL EMORY
SVP, HUMAN RESOURCES

CORAM · MEDICAL TEAMS INTERNATIONAL

February 2020



JODY KEPLER
CHIEF COMPLIANCE OFFICER

bioscrip · CORAM

March 2020

LOGISTICARE
(74% of Pro Forma Revenue[1])

LogistiCare provides non-emergency medical transportation services for members whose limited mobility or financial resources hinders their ability to access necessary healthcare and social services.

[1] Pro forma for the acquisition of Simplura Health Group; estimated trailing twelve months 9/30/2020

LOGISTICARE 2019 REVENUE BREAKDOWN ($1.5B)[1]

>90% ANNUAL RENEWAL RATE

By Funding Source


92%
8%
Medicaid
Medicare Advantage

*Stable non-cyclical **Medicaid** business plus significant **Medicare Advantage ("MA") growth** opportunity (MA enrollment increases and NEMT benefit expansion)*

By Contract Type


85%
15%
Capitated
Other

*Capitated contracts drive predictability through per member per month **recurring revenue***

By Payor Type


51%
49%
MCOs
State Medicaid Agencies

Managed Care Organization ("MCO") contracts tend to be annual evergreen, while State contracts renew every 3 to 5 years

[1] Actual reported revenue; not pro forma for the National MedTrans acquisition.

LAUNCHED SIX-PILLAR STRATEGY TO DRIVE TRANSFORMATIONAL GROWTH

LOGISTICARE STRATEGY

RIGHT PEOPLE IN THE RIGHT SEATS

Ensuring each person is in the role that best fits their skills and capabilities

VOICE OF THE CUSTOMER

Creating a best-in-class experience for our customers and members

TRANSFORMATIONAL GROWTH

Growing beyond being the largest NEMT provider into a durable healthcare transportation company

SINGLE REPEATABLE MODEL

Standardizing and being more customer-centric across each contact center

ENHANCED TECHNOLOGY PLATFORM

Rollout of in-demand product that brings the best capabilities of LogistiCare Technology Platform

REBRANDING

Defining our company's mission, vision, and values and tying them to our external and internal brand

COMPANY CORE VALUES AND INITIATIVES

CLEAR MARKET LEADER IN THE U.S. NEMT INDUSTRY

- LogistiCare is more than three times larger than the #2 player
- Nationwide presence
- Scale matters
  - Ability to invest in technology and innovation to enhance customer experience
  - Transportation provider network efficiencies
  - Recruitment of top talent

Estimated U.S. NEMT Market Share[1]



LogistiCare
~40%
MTM
~11%
$4.3 B
~5%
SOUTHEASTRANS
~4%
veyo
~40%
Other / Fragmented

[1] *Pro forma for the National MedTrans acquisition. Note: Company's management's estimates.*

LARGE AND GROWING ADDRESSABLE MARKET


$14.0B
$8.0B
$4.3B
$1.7B
Add ~$6B for Adjacent Market Opportunities (e.g., Workers Comp, VA, Food Delivery, Retirees)
Add ~$4B for Medicare Advantage Growth (potential benefit expansion and enrollment increases over the next decade)
Existing U.S. NEMT Market (est.)
LogistiCare (2019 revenue)[1]

Multiple levers for growth in core NEMT market and adjacencies

[1] *Pro forma for the National MedTrans acquisition. Note: Company's management's estimates.*

INDUSTRY GROWTH DRIVERS

- Medicaid enrollment increasing an estimated **7-10%** near term
- Medicare Advantage-eligible beneficiaries expected to increase from 59mm to **80mm** by 2030
- **Rapidly aging population**
- Increased emphasis on **social determinants of health**
- Focus on **value-based care** and outcomes that drive lower comprehensive cost of health care

NATIONAL MEDTRANS ACQUISITION – MAY 2020

- **Financially Compelling**
  - Purchase price: **~$80 million** all cash
  - Gross margin profile in line with LogistiCare's
  - Annual revenue of **>$200 million**
  - **~85%** capitated (recurring in nature)
  - **Accretive** to earnings
  - EBITDA contribution to date: **~$17 million** (through Q3 2020)

- **Strategically Compelling**
  - Deepens national presence, solidifies our **#1 position** in the industry
  - Establishes **long-term partnership** with key payor
  - Brings approximately **2 million** members to the LogistiCare platform
  - Adds **~$50 million** of annual Medicare Advantage revenue
  - Leverages LogistiCare's **scale** – acquiring ongoing contractual relationships

LOGISTICARE'S COVID-19 RESPONSE

- Our top priority is protecting the **health and safety** of teammates, transportation partners and members
- We have **innovated our services** to meet evolving needs during the pandemic
  - Providing members with access to food
  - Transport of healthcare professionals
- We are **supporting our transportation providers**
  - Financial assistance program (bridge loans and assistance with insurance)
- We are **well positioned to withstand the storm**
  - Short-term benefit from lower member utilization – capitated contracts
  - Increase in Medicaid enrollment



~23,000 Food Deliveries NJ

~9,000 Food Deliveries PA

~7,000 Food Deliveries FL

SIMPLURA HEALTH GROUP

(26% of Pro Forma Revenue[1])

Simplura provides non-medical home care to primarily Medicaid patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living.

[1] Pro forma for the acquisition of Simplura Health Group; estimated trailing twelve months 9/30/2020

SIMPLURA ACQUISITION – ANNOUNCED SEPT. 2020

- **Immediately accretive** before synergies
- Simplura's differentiators:
  - **High customer retention** rates
  - **Low employee turnover** vs. industry average
  - **Large scale** in existing markets
  - **Above-average margin** profile
  - Long-term **patient-caregiver relationships**
  - Complex cases and **waiver program expertise**
    - Traumatic Brain Injury
    - Nursing Home Transition and Diversion

LTM Revenue (9/30/20)	$468.1 mm
LTM EBITDA (9/30/20)[1]	$54.1 mm
Transaction Price	$575 mm all cash
Transaction Multiple	10.6x EV / LTM (9/30/20) Adj. EBITDA of $54.1mm
Pro Forma Leverage	Pro forma net debt to 9/30/20 LTM EBITDA of 2.1x

Simplura Enables Aging in Place and Supports Wellness


Meal Prep
Rx Reminder
Bathing
Assist with Dressing
Personal Hygiene
Assist with Ambulation

Large Scale in Existing States
(NY, PA, MA, FL, NJ, WV, CT)



[1] *Refer to GAAP to Non-GAAP reconciliation in appendix*

SIMPLURA IS A COMPLEMENTARY SDOH PIONEER

LogistiCare

Simplura HEALTH GROUP

A leading provider of non-medical personal care in the home

Common Mission

Enabling people to remain independent in their homes

Lowering the cost of healthcare

Improved patient outcomes and quality of life

Serving Similar Vulnerable Populations

Seniors

Chronically ill

Disabled adults

Deepens Existing Customer Relationships

States

Managed Care Organizations

Opportunity for multi-capitated services

Expanding Medicare Opportunities

SIGNIFICANTLY EXPANDS ADDRESSABLE MARKET IN A LARGE AND HIGH-GROWTH ADJACENCY


$63.0B
Add ~$55B for Personal Care Services Market[1]
Core NEMT Market[2]
$8.0B
Add ~$4B for Medicare Advantage Growth (potential NEMT benefit expansion and enrollment increases over the next decade)
$4.3B
Existing U.S. NEMT Market (est.)
$1.7B
LogistiCare (2019 revenue)[3]

The personal care market is expected to grow to ~$100 billion by 2024 (~9-14% CAGR)[1] benefiting from the same trends as NEMT

[1]Source: McKinsey; [2]Based on company estimates; excludes ~$6B for adjacent market opportunities (e.g., Workers Comp, VA, Food Delivery, Retirees); [3]Pro forma for the National MedTrans acquisition

MULTIPLE TAILWINDS SUPPORTING GROWTH

Positive Demographic Trends Will Support Growth for Years

Daily Average Number of U.S. Population Turning 65 Years Old (thousands)



Baby Boomers Begin Turning 65
5.5
5.5
5.8
6.2
7.2
7.3
9.8
9.3
9.6
10.2
10.8
11.3
11.3
11.6
11.4
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028

65+ Years Old U.S. Population (millions)



Percent of Population
15%
17%
21%
22%
22%
23%
49.2
56.1
73.1
80.8
85.7
94.7
2016 2020 2030 2040 2050 2060

Well Positioned for Value-Based Care Environment: Lowest Cost Care Setting

Daily Cost of Care by Setting



$2,882
~95% Cost Savings
$1,512
$1,415
$388
$189
Hospital
LTACH
IRF
SNF
Homecare

Medicaid LTSS Spend by HCBS vs Institutional



73%
65%
57%
51%
43%
27%
36%
43%
49%
57%
Institutional LTSS
Home and Community-Based Services
2000 2004 2008 2012 2016

Sources: Wall Street research, U.S. Census Bureau, U.S. Government Accountability Office, Centers for Medicare and Medicaid Services.

SIMPLURA WILL PROVIDE NEW GROWTH PLATFORM IN HIGHLY FRAGMENTED INDUSTRY

- **>18,000** licensed U.S. home and community services agencies
- Top three players, including Simplura, make up **<5% of market**
- Trend towards **narrowing of provider networks**
- **Industry consolidation** expected to accelerate
- Opportunity for **multiple arbitrage** between small private and larger public companies (e.g., Addus)
- Simplura has a **robust pipeline of acquisition candidates** across the provider landscape and typically pursues deals that range between 5x and 6x EBITDA.

PROVIDENCE HAS MULTIPLE GROWTH LEVERS

- **Deliver on organic growth pillars at LogistiCare**

- **Execute on Simplura growth pathways**
  - Existing market growth
  - Managed care penetration
  - New markets and programs
  - Opportunistic one-off acquisitions funded from cash flow

- **Deepen payor relationships by creating a "one-stop shop" for Social Determinants of Health solutions**

MATRIX MEDICAL

POTENTIAL TO UNLOCK VALUE FROM MATRIX

- We own a **43.6%** minority stake in Matrix Medical Network
- Matrix represents **additional "hidden" value** not reflected in Providence's reported adjusted EBITDA
- Recent developments reflected in Matrix's Q3'20 results:
  - successful launch of a **new employee health and wellness product** developed for companies maintaining critical operations during COVID-19
  - ramp of **in-home** and **telehealth assessments** for its core business


$255 mm
Net Debt
9/30/20
$103 mm
LTM 9/30/20
Adj. EBITDA[1]
$141 mm
Book Value
9/30/20

Matrix
Medical Network


Q3 Adjusted EBITDA[1] ($ mm)
$10.0
$54.3
Q3'19
Q3'20

Matrix provides a broad array of assessment and care management services that improve health outcomes for individuals and financial performance for health plans. Matrix's national network of community-based clinicians delivers in-home and on-site services while its fleet of mobile health clinics provide community-based care with advanced diagnostic capabilities. These solutions combined with Matrix's advanced engagement approach, help health plans manage risks, close care gaps and connect members to care.

[1] *See appendix for a reconciliation of non-GAAP financial measures.*

MATRIX – ILLUSTRATIVE VALUATION

DIFFERENT CAPITAL STRUCTURE THAN PROVIDENCE

- **Legacy risk adjustment models consistently trade at EBITDA multiples of 10x-12x**
- **New risk- and value-based models similar to Matrix are obtaining EBITDA multiples greater than 12x**

$Millions	Illustrative Scenario
LTM Adjusted EBITDA (9/30/20)	$103.3
Illustrative Multiple	10.0x
Implied Enterprise Value	**$1,033.0**
Less: Net Debt (9/30/20)	($255.0)
Theoretical Equity Value	**$778.0**
PRSC Ownership	43.6%
Potential Value to PRSC Shareholders (Pre-Tax)	**$339.2**

FINANCIALS

REPORTED FINANCIAL RESULTS (EX-SIMPLURA)

Annual Revenue ($ mm)


$1,318.2
$1,385.0
$1,509.9
2017
2018
2019

YTD Revenue ($ mm)


$1,125.1
$970.2
9/30/19
9/30/20

YTD '20 impacted by lower trip volume due to COVID-19 and by a revenue offset on certain profit corridor contracts

Annual Adjusted EBITDA[1] ($ mm)


$59.5
$72.8
$51.2
2017
2018
2019

YTD Adjusted EBITDA[1] ($ mm)


$41.0
$127.7
9/30/19
9/30/20

YTD '20 benefitted from Six-Pillar operational improvements, contribution from National MedTrans and lower utilization under capitated contracts

[1] *See appendix for a reconciliation of non-GAAP financial measures.*

HISTORICAL PRO FORMA FINANCIAL PERFORMANCE

$ Millions

Revenue



$1,775.9
$390.9
$1,385.0
$1,977.2
$467.2
$1,509.9
$1,897.7
$470.0
$1,427.8
$1,823.5
$468.1
$1,355.4
2018
2019
PF LTM 6/30/20
PF LTM 9/30/20
PRSC / LogistiCare
Simplura

Adjusted EBITDA



6.9%
5.2%
8.2%
10.5%
$122.8
$50.0
$72.8
$102.4
$51.2
$51.2
$155.3
$49.6
$105.7
$191.9
$54.1
$137.8
2018
2019
PF LTM 6/30/20
PF LTM 9/30/20
PRSC / LogistiCare
Simplura
Adj. EBITDA Margin

Free Cash Flow[1]



85.2%
89.1%
94.1%
$104.6
$49.3
$55.3
$91.3
$50.9
$40.4
$146.1
$49.3
$96.8
2018
2019
PF LTM 6/30/20
PRSC / LogistiCare
Simplura
FCF Conversion

Gross Profit[2]



24.0%
21.9%
26.5%
$425.4
$95.2
$330.2
$433.8
$114.9
$318.9
$502.3
$110.8
$391.5
2018
2019
PF LTM 6/30/20
PRSC / LogistiCare
Simplura
Gross Margin

(1) *Defined as Adjusted EBITDA less CapEx.*
(2) *PRSC / LogistiCare gross profit calculated as revenue less purchased services.*

Q&A

APPENDIX

CREATING VALUE THROUGH SMART CAPITAL ALLOCATION



Accretive
Share Buyback Authorization
Total stock repurchased:
~$10 mm
($52.06 per share avg.)
March 2020
Accretive
Acquisition of National MedTrans
Purchase price:
~$80 mm
May 2020
Accretive
Conversion of Series A Preferred
First tranche[1] conversion:
~$80 mm
June 2020
Accretive
Agreement to Acquire Simplura
Purchase price:
~$575 mm
Sept 2020

[1] On September 3, 2020, the Company converted all remaining Series A Preferred stock.

ADJUSTED EBITDA RECONCILIATION
(CONTINUING OPERATIONS)

$Millions	FYE 2017	FYE 2018	FYE 2019	YTD Q3 2019	YTD Q3 2020	Q3 2019	Q3 2020
Revenue	$ 1,318.2	$ 1,385.0	$ 1,509.9	$ 1,125.1	$ 970.2	$ 393.4	$ 320.6
Income from Cont Ops	51.1	18.2	(5.0)	6.5	92.5	8.6	38.9
Interest Expense, Net	1.2	1.8	0.9	0.8	2.1	0.2	0.4
Income Tax Provision	4.0	4.7	(0.6)	3.9	19.8	5.1	14.4
Depreciation and Amortization	13.6	15.8	16.8	13.0	17.2	4.1	7.3
EBITDA	**$ 69.9**	**$ 40.5**	**$ 12.1**	**$ 24.2**	**$ 131.6**	**$ 18.0**	**$ 61.0**
COVID-19 related costs	-	-	-	-	0.3	-	0.1
Asset Impairment	-	14.2	-	-	-	-	-
Transaction Expense	-	7.2	2.7	5.3	4.7	1.0	3.6
Restructuring and Related Expense	8.0	11.5	6.7	5.4	3.3	0.9	1.0
Equity in Net Loss/(Gain) of Investee	(13.4)	6.2	29.7	6.2	(12.2)	3.2	(10.3)
(Gain) on Remeasure of Cost Method Investment	-	(6.6)	-	-	-	-	-
Litigation (Income)/Expense, net	(5.0)	(0.2)	-	0.0	-	-	-
Adjusted EBITDA	**$ 59.5**	**$ 72.8**	**$ 51.2**	**$ 41.0**	**$ 127.7**	**$ 23.1**	**$ 55.3**

ADJUSTED EBITDA RECONCILIATION (MATRIX)

$Millions	FYE 2019	LTM 9/30/20	YTD Q3 2019	YTD Q3 2020	Q3 2019	Q3 2020
Revenue	$ 275.4	$ 357.3	$ 210.8	$ 292.7	$ 71.7	$ 140.7
Net (Loss) Income	(69.4)	(30.4)	(15.1)	23.9	(6.9)	21.4
Interest Expense, Net	24.9	21.2	19.0	15.3	6.2	4.5
Income Tax (Benefit) Provision	(16.5)	(2.2)	(4.5)	9.9	(2.0)	9.6
Depreciation and Amortization	43.7	40.3	33.7	30.4	11.3	10.7
EBITDA	**$ (17.3)**	**$ 28.9**	**$ 33.2**	**$ 79.5**	**$ 8.6**	**$ 46.2**
COVID-19 Related Costs	-	6.6	-	6.6	-	1.5
Management Fee	2.2	4.2	1.8	3.8	0.5	2.2
Transaction Costs	0.7	2.4	0.4	2.1	0.1	0.3
Severence Expense	1.9	2.3	0.8	1.2	0.8	0.3
Integration Costs	1.5	-	1.5	-	-	-
Restructuring Expense	-	3.8	-	3.8	-	3.8
Asset Impairment	55.1	55.1	-	-	-	-
Adjusted EBITDA	**$ 44.0**	**$ 103.3**	**$ 37.7**	**$ 97.0**	**$ 10.0**	**$ 54.3**

The results of our equity method investment are excluded from the calculation of Providence's Adjusted EBITDA and Adjusted Net Income.

IR CONTACT

THE EQUITY GROUP

Kalle Ahl, CFA

(212) 836-9614

kahl@equityny.com